UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2009
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 646-4100
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
On July 20, 2009, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”), PAA GP LLC, Plains AAP, L.P., Plains All American GP LLC, and certain Subsidiary Guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wells Fargo Securities, LLC, BMO Capital Markets Corp., Daiwa Securities America Inc., Mizuho Securities USA Inc. and RBC Capital Markets Corporation (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $500 million aggregate principal amount of 4.25% Senior Notes due 2012 (the “Notes”), subject to the terms and conditions therein.
The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-155671) filed with the Securities and Exchange Commission on November 25, 2008 (the “Registration Statement”), and are described in a Prospectus Supplement dated July 20, 2009 (the “Prospectus Supplement”) to the Prospectus, dated December 11, 2008, included in the Registration Statement.
The terms of the Notes are more fully described in the Sixteenth Supplemental Indenture (the “Supplemental Indenture”), to be dated July 23, 2009, between the Issuers, the Subsidiary Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The Supplemental Indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 among the Issuers and the Trustee.
The closing of the underwritten public offering of the Notes is scheduled to occur on July 23, 2009.
The Underwriting Agreement, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated July 20, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., PAA GP LLC, Plains AAP, L.P., Plains All American GP LLC, the Subsidiary Guarantors named therein, and J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wells Fargo Securities, LLC, BMO Capital Markets Corp., Daiwa Securities America Inc., Mizuho Securities USA Inc. and RBC Capital Markets Corporation, as Underwriters.

4.1	Form of Sixteenth Supplemental Indenture, to be dated July 23, 2009, among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 4.25% Senior Notes due 2012 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.
By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC, its general partner

By:	/s/ Tim Moore
	Name:	Tim Moore
	Title:	Vice President

Date: July 23, 2009

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated July 20, 2009, by and among Plains All American Pipeline, L.P., PAA Finance Corp., PAA GP LLC, Plains AAP, L.P., Plains All American GP LLC, the Subsidiary Guarantors named therein, and J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Wells Fargo Securities, LLC, BMO Capital Markets Corp., Daiwa Securities America Inc., Mizuho Securities USA Inc. and RBC Capital Markets Corporation, as Underwriters.

4.1	Form of Sixteenth Supplemental Indenture, to be dated July 23, 2009, among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 4.25% Senior Notes due 2012 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).